                                                                    Exhibit 25.1

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________

                                   FORM T-1

                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             _____________________

                      HARRIS TRUST COMPANY OF CALIFORNIA
              (Exact name of trustee as specified in its charter)

    California                                          94-0304530
(State of incorporation                             (I.R.S. employer
if not a national bank)                           Identification No.)

                     601 South Figueroa Street, 49th Floor
                        Los Angeles, California  90017
                   (Address of principal executive offices)

             Esther Cervantes, Harris Trust Company of California
                     601 South Figueroa Street, 49th Floor
                         Los Angeles, California 90017
                                (213) 239-0675
          (Name, address and telephone number for agent for service)
                             _____________________

                                 THE GAP, INC.
              (Exact name of obligor as specified in its charter)

          Delaware                                     94-1697231
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification No.)

                              One Harrison Street
                       San Francisco, California  94105
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (415) 952-4400
                             _____________________

                                DEBT SECURITIES
                      (Title of the indenture securities)

                                    GENERAL

Item 1.  General Information.
         --------------------

  Furnish the following information as to the Trustee:

  (a) Name and address of each examining or supervisory authority to which it is subject.

      Department of Financial Institutions  Federal Reserve Bank of San Fancisco
      111 Pine Street                       101 Market Street
      Suite 1100                            San Francisco, California  94105
      San Francisco, California 94104


  (b)    Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with Obligor.
         --------------------------

         If the obligor is an affiliate of the Trustee, describe each affiliation.

         None.

Item 16.  List of Exhibits.
          -----------------

  Exhibit T-1A.  A copy of the articles of association of Trustee as presently in effect: Restated Articles of Incorporation and Amendment of February 9, 1994.

                 Exhibit T-1A is incorporated herein by reference to S.E.C. File No. 33-54627 of the Registration Statement of FirstFed Financial Corp. Exhibit T-1A.

  Exhibit T-1B.  A copy of the certificate of authority of the Trustee to commence business, if not contained in the articles of association: Certificate of Authorization to transact business.

                 Exhibit T-1B is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1B.

  Exhibit T-1C.  A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and (2) above:
                 Contained in Exhibits T-1A and T-1B above.

  Exhibit T-1D.  Copy of the existing bylaws of the Trustee or instruments corresponding thereto: By-Laws of Harris Trust Company of California as of April 27, 1995, as presently in effect.

                 Exhibit T-1D is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1D.

  Exhibit T-1E.  A copy of each indenture referred to in Item 4, if obligor is in default.

                 Not Applicable.

  Exhibit T-1F.  The consents of United States institutional trustees required by Section 321 of the Act: Consent dated as of January, 1994.

                 Exhibit T-1F is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1F.

  Exhibit T-1G.  A copy of the latest report of condition of the Trustee published pursuant to law or the requirement of its supervising or examining authority: Trust Company Consolidated Report of Condition provided to the Department of Financial Institutions for the period ending September 30, 1998. (COPY ATTACHED)

  Exhibit T-1H.  A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

                 Not Applicable.

  Exhibit T-1I.  Foreign trustees are required to file a consent to service of process on Forms F-X.

                 Not Applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to the signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on January 22, 1999.


                            HARRIS TRUST COMPANY OF
                            CALIFORNIA




                            By      /S/ ESTHER CERVANTES
                               ------------------------------
                                      Esther Cervantes
                                        Vice President



                                 TRUST COMPANY CONSOLIDATED REPORT OF CONDITION
Legal Title of Trust Company
HARRIS TRUST COMPANY OF CALIFORNIA
City                                           County                            State                          Zip Code
LOS ANGELES                                    LOS ANGELES                       CALIFORNIA                     90017
At the Close of Business on (Date)                                               State Banking Department Number
SEPTEMBER 30, 1998                                                               642
Name and Title of Person to Whom inquiries may be Directed                       Area Code & Telephone Number
JIM CUSTER, FINANCIAL ANALYST                                                    312-461-6164
ASSETS
  1. Cash and due from........................................................   62    1
  2. U.S. Treasury securities.................................................  759    2
  3. Obligations of other U.S. Government agencies and corporations...........         3
  4. Obligations of States and political subdivisions......................... 5696    4
  5. (a) Other securities..................................................... 1250    5
  6. (a)  Loans...............................................................         6(a)
     (b)  Less: Reserve for possible loan losses..............................         6(b)
     (c)  Loans (net).........................................................    0    6(c)
  7. (a) Bank premises, furniture and fixtures and other assets representing
         bank premises........................................................  167    7(a)
      (b)  Capital leases included in 7(a) above..............................         7(b)
  8. Real estate owned other than bank premises...............................         8
  9. Investments in subsidiaries not consolidated.............................         9
 10. Other assets (complete schedule on reverse)..............................  999   10
 11. TOTAL ASSETS............................................................. 8933   11

LIABILITIES
 12. Liabilities for borrowed money...........................................        12
 13. Mortgage indebtedness....................................................        13
 14. Other liabilities........................................................  580   14
 15. TOTAL LIABILITIES........................................................  580   15


 16. Capital notes and debentures.............................................        16

SHAREHOLDERS EQUITY
 17. Preferred stock..........................................................        17
     (a) Number shares outstanding............................................        17(a)
 18. Common stock............................................................. 2500   18
     (a) Number shares authorized.............................................        18(a)
     (b) Number shares outstanding............................................        18(b)
 19. Surplus.................................................................. 2500   19
 20. TOTAL CONTRIBUTED CAPITAL................................................ 5000   20
 21. Retained earnings and other capital reserves............................. 3353   21
 22. TOTAL SHAREHOLDERS EQUITY................................................ 8353   22
 23. TOTAL LIABILITIES AND CAPITAL ACCOUNTS................................... 8933   23

MEMORANDA
 1. Assets deposited with State Treasurer to qualify for exercise of
    fiduciary powers (market value)..\.........................................  254   M1

D. Certification
The undersigned,
Name                                             Title
M. VALOISE DOUGLAS                               V.P. & G.M.
                                                     and
Name                                             Title
STEVEN ROTHBLOOM                                 PRESIDENT & CHAIRMAN

of the above named trust company, each declares, for himself alone and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.
Executed on:                                     At:

Signature                                        Signature

/s/ STEVEN ROTHBLOOM                             /s/ M. VALOISE DOUGLAS

Form 502 (Rev. 12/95)

                             SCHEDULE OF OTHER ASSETS

                                          Description                                                              Amount
RECEIVABLES                                                                                                                564
GOODWILL                                                                                                                   100
OTHER INTANGIBLES                                                                                                          228
DEFERRED TAXES                                                                                                             107

                                                                            Total (Same as Item 10)                        999


                             SCHEDULE OF OTHER LIABILITIES

                                          Description                                                              Amount
PAYABLES                                                                                                                   276
ACCRUED EXPENSES                                                                                                           304



                                                                            Total (Same as Item 14)                        580


                             TRUST CALLED REPORT OF CONDITION (FIDUCIARY STATEMENT)
Name of Institution
Harris Trust Company of California
City                                      County                            State                          Zip Code
Los Angeles                               Los Angeles                       California                     90017
at the close of business on (date)                                          State Banking Department Number
September 30, 1998                                                          642
Name and title of person to whom inquiries may be directed                  Area Code & Telephone Number
Esther Cervantes,  Vice President                                           (213) 239-0675
A. ASSETS
  1. Investments                                                    Dollars in Thousands
     (a) U.S. Government & Agency Obligations.......................  500039  1(a)
     (b) State, County & Municipal Obligations......................       0  1(b)
     (c) Other Obligations..........................................       0  1(c)
     (d) Stocks (Common and Preferred)..............................       0  1(d)
     (e) Mutual Funds...............................................  357357  1(e)
     (f) Real Estate................................................    5280  1(f)
     (g) Real Estate Loans..........................................       0  1(g)
     (h) All Other Loans............................................       0  1(h)
     (i) Miscellaneous..............................................   74988  1(i)
  2. Interest-bearing Deposits
     (a) Own Institution............................................       0  2(a)
     (b) Other Federally Insured Financial Institutions.............       0  2(b)
  3. Noninterest-bearing Deposits
     (a) Own Institution............................................       0  3(a)
     (b) Other Federally Insured Financial Institutions.............      74  3(b)
  4.TOTAL ASSETS....................................................  937738  4



B. LIABILITIES                                                      COLUMN A                                   COLUMN B
                                                                    Discretionary                         Non-Discretionary
  5. Fiduciary Accounts                                             ($)                  (#)                ($)              (#)
     (a) Court Trusts..............................................             0            0                     0        0  5(a)
     (b) Personal Trusts...........................................             0            0                  5280        3  5(b)
     (c) Employee Benefit Trusts...................................             0            0                     0        0  5(c)
     (d) Collective Investment Funds (Total Market Value)..........                                                            5(d)

6. Subtotal (Col A5(a) through (d) plus Col B5(a) through (d))...........................................       5280 6

  7. Local Agency Security Accounts .....................................                                          0        0  7
  8. Corporate Accounts .................................................                                     237310       56  8
  9. Agency, Safekeeping, Custodian, and Escrow Accounts ...........                                          695148       56  9

10. TOTAL LIABILITIES....................................................................................     937738 10


C. Trust Business for Which Securities Are on Deposit with the State Treasurer

                                                                       Court Trusts                       Private Trusts
11.   Trust Business.........................................                          0                                0  11
12.   Less Real Estate.......................................                          0                                   12
13.  Trust Business on Which Security is Required............                          0                                0  13
14.  Amount of Security Required by Sections 1540 and
              1541 of the Financial Code .....................                         100                            100  14
15.  Market Value of Securities on Deposit with the State Treasurer                    127                            127  15
16.  Excess or Deficiency....................................                           27                             27  16

D. Miscellaneous Information
17.  Overdrafts............................................................................                             0  17

E. Certification
The undersigned,
Name                                      Title
M. Valoise Douglas                        Vice President and General Manager
                                          and
Name                                      Title
Steven Rothbloom                          President and Chief Executive Officer

of the above named bank, each declares, for himself alone and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.
Executed on:                              At:

Signature                                 Signature

/s/ STEVEN ROTHBLOOM                      /s/ M. VALOISE DOUGLAS


Form 503 (Rev. 9/97)